EXHIBIT 32
CERTIFICATION PURSUANT TO 18 U.S.C.
SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Abeona Therapeutics Inc. (the “Company”) on Form 10-K for the year ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof  (the “Report”), we, Steven H. Rouhandeh, Executive Chairman of the Company, and Christine Silverstein, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steven H. Rouhandeh Steven H. Rouhandeh Executive Chairman Principal Executive Officer	/s/ Christine Silverstein Christine Silverstein Chief Financial Officer Principal Financial Officer
Dated: March 18, 2019	Dated: March 18, 2019